UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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FIRST SAVINGS FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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January 11, 2016

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Savings Financial Group, Inc. (the “Company”). The meeting will be held at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, on Tuesday, February 23, 2016, at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Larry W. Myers
President and Chief Executive Officer

FIRST SAVINGS FINANCIAL GROUP, INC.

501 East Lewis & Clark Parkway

Clarksville, IN 47129

(812) 283-0724

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m., local time, on Tuesday, February 23, 2016.

PLACE	Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana.

ITEMS OF BUSINESS	(1) To elect four directors to serve for a term of three years.

(2) To approve the First Savings Financial Group, Inc. 2016 Equity Incentive Plan.

(3) To ratify the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for the fiscal year ending September 30, 2016.

(4) To approve an advisory (non-binding) resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.

(5) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on December 31, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke your proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

John P. Lawson, Jr.
Corporate Secretary

Clarksville, Indiana

January 11, 2016

FIRST SAVINGS FINANCIAL GROUP, INC.

Proxy Statement

FOR

2016 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Savings Financial Group, Inc. (the “Board”) for the 2016 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to First Savings Financial Group as the “Company,” “we,” “our” or “us.”

First Savings Financial Group is the holding company for First Savings Bank. In this proxy statement, we may also refer to First Savings Bank as the “Bank.”

We are holding the 2016 annual meeting of shareholders at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, on Tuesday, February 23, 2016 at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about January 11, 2016.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on FEBRUARY 23, 2016

This proxy statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.proxyvote.com.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Company common stock that you owned as of December 31, 2015. As of the close of business on that date, 2,204,787 shares of Company common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of the Company in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Savings Bank Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the First Savings Bank Profit Sharing/401(k) Plan (the “401(k) Plan”).

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage statement or a letter from a bank or broker. If you want to vote your shares of Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of Company common stock indirectly through the ESOP or the 401(k) Plan, see “ESOP and 401(k) Plan Participant Voting” for voting information.

Quorum and Voting

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. At this year’s annual meeting, shareholders will elect four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is four.

In voting on the approval of the First Savings Financial Group, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”), you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the 2016 Equity Incentive Plan, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for fiscal 2016, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

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In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposals to approve the 2016 Equity Incentive Plan and to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposals. Similarly, abstentions and broker non-votes will have no effect on the outcome of the non-binding vote on the compensation of the named executive officers.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1), in the vote to approve the 2016 Equity Incentive Plan (Item 2) and in the advisory vote regarding the compensation of our named executive officers (Item 4). Current regulations prohibit your bank or broker from voting your uninstructed shares in the election of directors and on certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote on Items 1, 2 and 4, no votes will be cast on these matters on your behalf.  These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3).

Voting by Proxy

The Board is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board. The Board unanimously recommends that you vote:

•	“FOR ALL” of the nominees for director;

•	“FOR” the approval of the 2016 Equity Incentive Plan;

•	“FOR” the ratification of the appointment of Monroe Shine & Co., Inc. to serve as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the original date of the annual meeting and you have not revoked your proxy. We do not currently know of any other matters to be presented at the annual meeting.

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Instead of voting by completing and mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card and for the benefit plans on the voting instruction cards. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on Monday, February 22, 2016.

ESOP and 401(k) Plan Participant Voting

If you participate in the ESOP or invest in Company common stock through the 401(k) Plan, you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. You may submit your voting instruction cards, or convey your voting instructions via the Internet, by telephone or by mail. Specific instructions for Internet or telephone submission are set forth on the voting instruction cards. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee generally votes all unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the ESOP trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan a participant may direct the trustee how to vote the shares of Company common stock credited to the Participant under the plan. The Company will direct the 401(k) Plan trustee how to vote the shares of Company common stock for which timely voting instructions are not received. The deadline for returning your voting instruction cards is Tuesday, February 16, 2016.

Revoking Your Proxy

Whether you vote or direct your vote by mail, telephone or via the Internet, if you are a registered shareholder or a participant in the ESOP and/or the 401(k) Plan, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Company’s Corporate Secretary;

•	submitting a properly signed proxy card or voting instruction card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for registered shareholders and participants in the ESOP and/or the 401(k) Plan; or

•	voting in person at the Annual Meeting (except for shares held in the ESOP and/or the 401(k) Plan).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

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CORPORATE GOVERNANCE

Director Independence

The Board currently consists of eleven members, all of whom are independent under the listing requirements of the NASDAQ Stock Market, except for Larry W. Myers, John P. Lawson, Jr. and Samuel E. Eckart, who are employed as executive officers of both the Company and the Bank. In determining the independence of directors, the Board considered the various deposit, loan and other relationships that each director has with the Bank, including loans and lines of credit outstanding to Vaughn K. Timberlake, Pamela Bennett-Martin and Cecile A. Blau, in addition to the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons”, but determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of those offices allows the President and Chief Executive Officer to better focus on his increasing responsibilities of managing the Company, enhancing shareholder value, and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Michael F. Ludden serves as Chairman of the Board and John E. Colin serves as Vice-Chairman of the Board. Both Messrs. Ludden and Colin are independent directors under the listing requirements of the NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the daily management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman and Vice-Chairman of the Board meet regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman and Vice-Chairman of the Board and the other independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board’s interaction with management and third parties; and the evaluation of the performance of the Board and of the President and Chief Executive Officer.

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Committees of the Board

The following table identifies the Board’s standing committees and their members as of September 30, 2015. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charter of each committee is available at the Investor Relations section of the Bank’s website (www.fsbbank.net).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Cecile A. Blau			Chair
Gerald Wayne Clapp, Jr.	X
John E. Colin	X*	X*	X
Frank N. Czeschin	X	X
Samuel E. Eckart
John P. Lawson, Jr.
Michael F. Ludden	X	X	X
Pamela Bennett-Martin		Chair
Larry W. Myers
Vaughn K. Timberlake
Douglas A. York	Chair
Number of meetings in fiscal 2015	8	5	2

* Non-voting member.

Audit Committee

The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board has designated Douglas A. York, CPA as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s executive management, and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board. The Committee also assists the Board in evaluating potential candidates for executive positions.

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Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board in its annual review of the Board’s performance; and (v) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If a candidate is deemed eligible for election to the Board, the Nominating/Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the Company and Bank;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence, as is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

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Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board is as follows:

For purposes of identifying nominees for the Board, the Nominating/Corporate Governance Committee relies on personal contacts of its committee members and other members of the Board, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/ Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s records; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

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In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended September 30, 2015, the Board held 12 meetings, including its annual shareholders’ and organizational meetings, and the Board of the Directors of the Bank held 13 meetings, including its annual organizational meeting. No director attended fewer than 75% of the total meetings of the Board of the Company or of the Bank and the respective committees on which such director served during fiscal 2015.

Director Attendance at the Annual Meeting of Shareholders

The Board encourages each director to attend the Company’s annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available on the Investor Relations portion of the Bank’s website (www.fsbbank.net).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, which include matters related to the conduct of the audit of the Company’s consolidated financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

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The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with GAAP, that the audit of the Company’s consolidated financial statements has been carried out in accordance with GAAP or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

Audit Committee of the Board

of

First Savings Financial Group, Inc.

Douglas A. York, Chairman

Gerald Wayne Clapp, Jr.

John E. Colin (non-voting member)

Frank N. Czeschin

Michael F. Ludden

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DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of the Company during the fiscal year ended September 30, 2015.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Charles E. Becht, Jr. (1)	$—	—	—	$222	$—	$222
Cecile A. Blau	7,000	—	—	1,049	165	8,214
Gerald Wayne Clapp, Jr.	8,500	—	—	2,468	165	11,133
John E. Colin	8,350	—	—	456	—	8,806
Frank N. Czeschin	11,000	—	—	—	82	11,082
Michael F. Ludden	11,350	—	—	4,022	248	15,620
Pamela Bennett-Martin	10,000	—	—	—	82	10,082
Vaughn K. Timberlake	6,000	—	—	1,910	82	7,992
Douglas A. York	12,000	—	—	—	165	12,165

(1)	Mr. Becht retired from the Board effective November 1, 2014.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees as of December 31, 2015 paid to our non-employee directors for their service on the Boards of the Company and the Bank for their service.

Board of Directors of First Savings Bank:
Annual Retainer – Directors	$12,000
Annual Retainer – Vice Chairperson	16,000
Annual Retainer – Chairperson	18,000

Board of Directors of First Savings Financial Group:
Annual Retainer – Directors, Vice Chairperson and Chairperson	$6,000
Annual Retainer – Committees:
Audit Committee Members (except Chairperson)	2,500
Audit Committee Chairperson	6,000
Compensation Committee Members (except Chairperson)	2,500
Compensation Committee Chairperson	4,000
Nominating/Corporate Governance Committee Members (except Chairperson)	350
Nominating/Corporate Governance Committee Chairperson	1,000

In addition to the fees set forth above, the Vice Chairperson receives additional annual retainers for attendance at meetings of the Board’s standing committees as a non-voting attendee. The Vice Chairperson receives annual retainers of $1,000 for attendance at meetings of the Audit Committee and $1,000 for attendance at meetings of the Compensation Committee.

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Directors’ Deferred Compensation Agreements. The Company and the Bank maintain deferred compensation agreements with some of their non-employee directors. Under the agreements, each director may defer the receipt of board and/or committee fees to a future date; generally until the director’s retirement or termination of service. Under the agreements, the Company and the Bank credit the deferred compensation amounts quarterly with interest at an annual rate equal to the prime rate for the immediately preceding calendar quarter plus 2%, but in no event in excess of 8%. Subject to certain elections available to each director, deferred compensation amounts are distributable in a single lump sum or over a period of 120 months, typically commencing at normal retirement, termination of service, disability or death.

STOCK OWNERSHIP

The following table provides information as of December 31, 2015, about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)

FJ Capital Long Short Equity Fund LLP FJ Capital Management, LLC Martin S. Friedman Andrew Jose 1313 Dolley Madison Blvd., Suite 306 McLean, VA 22101	207,205	(2)	9.40%

First Savings Bank Employee Stock Ownership Plan 501 East Lewis & Clark Parkway Clarksville, IN 47129	184,100	(3)	8.35

First Savings Bank Profit Sharing/401(k) Plan 501 East Lewis & Clark Parkway Clarksville, IN 47129	151,131		6.85

Larry W. Myers 501 East Lewis & Clark Parkway Clarksville, IN 47129	123,025	(4)	5.51

Wedbush Opportunity Capital, LLC Wedbush Opportunity Partners, LP 1000 Wilshire Blvd Los Angeles, CA 90017	120,026	(5)	5.44

(1)	Based on 2,204,787 shares of the Company’s common stock outstanding and entitled to vote as of December 31, 2015.
(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2014.
(3)	As of December 31, 2015, 151,836 shares have been allocated to participants’ ESOP accounts. However, this shares amount excludes shares to be allocated under the ESOP for the year ended December 31, 2015 because allocation information is unavailable as of the mailing date of this proxy statement.
(4)	Includes 24,200 shares held in Mr. Myers’ spouse’s individual retirement account, 58,215 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 8,734 shares allocated under the ESOP and 27,128 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2015 because allocation information is unavailable as of the mailing date of this proxy statement.
(5)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 28, 2015.

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The following table provides information as of December 31, 2015, about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director, by each continuing director, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged any of his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Directors:
Cecile A. Blau	18,681	(2)	*
Gerald Wayne Clapp, Jr.	47,361	(3)	2.14%
John E. Colin	2,000		*
Frank N. Czeschin	7,280	(4)	*
Samuel E. Eckart	39,755	(5)	1.79
John P. Lawson, Jr.	63,457	(6)	2.85
Michael F. Ludden	48,841	(7)	2.20
Pamela Bennett-Martin	7,748	(8)	*
Larry W. Myers	123,025	(9)	5.51
Vaughn K. Timberlake	8,033	(10)	*
Douglas A. York	42,561	(11)	1.92

Executive Officers Who Are Not Directors:
Anthony A. Schoen	56,193	(12)	2.51

All Directors and Executive Officers as a Group (12 persons)	468,565	(13)	19.76

*	Represents less than 1% of the Company’s outstanding shares.
(1)	Based on 2,204,787 shares of the Company’s common stock outstanding and entitled to vote as of December 31, 2015.
(2)	Includes 8,972 shares held through exercisable stock options.
(3)	Includes 10,000 shares held by Mr. Clapp’s spouse, 2,000 shares held by Mr. Clapp as guardian for his mother and 8,972 shares held through exercisable stock options.
(4)	Includes 1,000 shares held in an individual retirement account and 4,486 shares held through exercisable stock options.
(5)	Includes 4,904 shares allocated under the ESOP and 17,658 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2015 because allocation information is unavailable as of the mailing date of this proxy statement.
(6)	Includes 19,836 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 6,565 shares allocated under the ESOP and 19,658 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2015 because allocation information is unavailable as of the mailing date of this proxy statement.
(7)	Includes 10,000 shares held by Mr. Ludden’s spouse and 13,458 shares held through exercisable stock options.

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(8)	Includes 4,486 shares held through exercisable stock options.
(9)	Includes 24,200 shares held in Mr. Myers’ spouse’s individual retirement account, 58,215 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 8,734 shares allocated under the ESOP and 27,128 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2015 because allocation information is unavailable as of the mailing date of this proxy statement.
(10)	Includes 1,878 shares held in an individual retirement account and 4,486 held through exercisable stock options.
(11)	Includes 20,000 shares with respect to which Mr. York disclaims beneficial ownership which are held by a limited liability company with which Mr. York is affiliated and 8,972 shares held through exercisable stock options.
(12)	Includes 9,219 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 4,593 shares allocated under the ESOP and 29,658 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2015 because allocation information is unavailable as of the mailing date of this proxy statement.
(13)	Includes 157,934 shares held through exercisable stock options.

BUSINESS ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board consists of eleven members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. All of the nominees for director and all of the directors continuing in office currently serve as directors of the Company and the Bank, except for Frank N. Czeschin and Vaughn K. Timberlake who serve as directors of the Company only.

The four nominees who have been nominated for election at the annual meeting to serve for a three-year term or until their successors have been duly elected and qualified are: Cecile A. Blau, Douglas A. York, John P. Lawson, Jr. and Frank N. Czeschin.

Unless you indicate that your shares should not be voted for one or more nominee(s), the Board intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board. At this time, we know of no reason why any nominee might be unable to serve.

The Board unanimously recommends that shareholders vote “FOR ALL” of the nominees.

Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2015. For those directors who are not former directors of Community First Bank, the starting year of service as director includes service on the Board of Directors of First Savings Bank.

Board Nominees for Terms Expiring in 2019

Cecile A. Blau serves as a Senior Judge for the State of Indiana. She served as a county judge in the State of Indiana until December 2008, when her term expired. Age 70. Director since 2008.

Ms. Blau’s experience as an attorney and judge within the region in which the Bank conducts its business, provides the Board with the legal knowledge necessary to assess issues facing a public company. In addition, she has a rich history of community service and currently holds various positions in a number of local charitable and civic organizations.

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Douglas A. York is President of Rodefer Moss & Co, PLLC, a public accounting firm. Age 53. Director since 2008.

Mr. York is an experienced certified public accountant whose financial background qualifies him as the Audit Committee’s financial expert. In addition, he possesses substantial management experience as the President of Roderfer Moss & Co., PLLC, a regional CPA firm.

John P. Lawson, Jr. is the Chief Operating Officer of First Savings Bank and First Savings Financial Group. He joined First Savings Bank in 1988. Previously, he served as Assistant Vice President, Vice President, Senior Vice President and Executive Vice President of First Savings Bank. Age 58. Director since 2006.

Mr. Lawson’s twenty-seven years of experience in the management of First Savings Bank provides the Board valuable insight regarding the business and operations of the Company and Bank. Before his affiliation with the Bank, he developed financial expertise as a financial planner. His knowledge of the Company and Bank’s history and business operations position him well for continued service as a director and as Chief Operating Officer of the Company and Bank.

Frank N. Czeschin is President of Indiana Utilities Corporation, a natural gas distributor, President of Southern Indiana Pipeline Corporation, a natural gas transporter, and Managing Partner of Zabel Builders, LLC, a residential construction company. He is a former director of Community First Bank. Age 54. Director since 2009.

Mr. Czeschin’s management experience in the ownership of a local utility company that operates in the region in which the Bank conducts its business, provides the Board with valuable insight regarding the local business and consumer environment. In addition, he has ten years of experience as a director of a former community-oriented bank.

Directors Continuing in Office with Terms Expiring in 2017

Michael F. Ludden serves as Chairman of the Board of First Savings Financial Group and First Savings Bank. He is President and Chief Executive Officer of L. Thorn Company, Inc., a construction materials distribution company. Age 66. Director since 1992.

Mr. Ludden provides the Board with significant marketing and operational knowledge through his experience as president of a construction material supply business. In addition, he has considerable experience in executive management. He has served as Chairman of the Board of First Savings Financial Group, beginning with its formation in October 2008, and as Chairman of the Board of First Savings Bank since 2005.

Larry W. Myers is the President and Chief Executive Officer of First Savings Bank and First Savings Financial Group. He joined First Savings Bank in 2005. Previously, he served as Chief Operations Officer of First Savings Bank. Before joining First Savings Bank, he served as an Area President of National City Bank in southern Indiana. Age 57. Director since 2005.

Mr. Myers’ thirty-three years of experience in the local banking industry and involvement in business and civic organizations within the region in which the Bank conducts its business affords the Board valuable insight regarding business initiatives and operations of the Company and Bank. His knowledge of the Company’s and the Bank’s business, combined with his tenure and strategic vision, position him well for continued service as a director, and as President and Chief Executive Officer of the Company and Bank.

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Vaughn K. Timberlake served as Executive Vice President of First Savings Bank from September 2009 until May 2011. Before joining First Savings Bank, he served as Chairman of the Board of Directors of Community First Bank from 2001 until 2009. Age 74. Director since 2009.

Mr. Timberlake has forty-four years of experience in the local banking industry, including sixteen years of service as a director of a former community-oriented bank. His experience and tenured expertise provide the Board with organizational and operational knowledge.

Directors Continuing in Office with Terms Expiring in 2018

Pamela Bennett-Martin is the President and co-owner of Bennett & Bennett Insurance, Inc., an insurance agency. She is a former director of Community First Bank. Age 57. Director since 2014.

Ms. Bennett-Martin’s experience in the ownership and operation of a local insurance company, plus providing insurance and financial-related services in the region in which the Company conducts its business, provides the Board with valuable insight regarding the local business and consumer environment and valuable strategic positioning for financial services development. In addition, she has ten years of experience as a director of a former community-oriented bank.

Gerald Wayne Clapp, Jr. is the retired former President of CLAPP Auto Group, an auto sales and service company. Age 66. Director since 1995.

Mr. Clapp has career experience as a small business executive within the region in which the Bank conducts its business, which provides the Board with valuable insight regarding the local business and consumer environment. In addition, as an active member of the community he maintains contact with the local consumer environment.

John E. Colin is a partner in the law firm of Simpson, Thompson & Colin, LLC. Age 45. Director of the Bank since 2011 and Vice Chairman of the Bank and of the Company since March 2013.

Mr. Colin’s legal experience as a partner of the firm Simpson, Thompson & Colin, LLC affords the Board in-depth knowledge and understanding of the issues facing the Bank and the Company and the unique skills needed to guide the Company and its management effectively.

Samuel E. Eckart is Executive Vice President of First Savings Financial Group and Area President of First Savings Bank. Before joining First Savings Bank, he served as President and Chief Executive Officer and a director of Community First Bank. Age 65. Director since 2009.

Mr. Eckart’s forty-three years of experience in the local banking industry, including fifteen years as a director of other former community-oriented banks, provides the Company and Bank with organizational, operational and market knowledge. In addition, as an active member of the community, he currently holds various positions in a number of local charitable and civic organizations. His knowledge of the Company’s and the Bank’s business position him well for continued service as a director and as an Executive Vice President of the Company and Bank.

Executive Officers who are Not Directors

Set forth below is information regarding our other executive officer who is not a director of the Company or the Bank. He has held his current position for at least the last five years, unless otherwise stated. The age presented is as of September 30, 2015.

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Anthony A. Schoen is the Chief Financial Officer of First Savings Financial Group and First Savings Bank. Before assuming his current position, he served as Assistant Controller of First Savings Bank. Before joining First Savings Bank, he was a manager with Monroe Shine & Co., Inc. Age 38.

Item 2 — Approval of the First Savings Financial Group, Inc. 2016 Equity Incentive Plan

The Board, at the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), has approved for submission to stockholders the First Savings Financial Group, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”). The 2016 Equity Incentive Plan is designed to provide officers, employees and directors of the Company and its subsidiaries, including the Bank, with incentives to promote the growth and performance of the Company. Most of the companies with which the Company competes for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The 2016 Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly-qualified individuals by offering a competitive compensation program linked to the performance of our common stock.

The Company also sponsors the First Savings Financial Group, Inc. 2010 Equity Incentive Plan (the “2010 Equity Incentive Plan”). As of September 30, 2015, no shares of common stock remain available for grant as stock options or restricted stock under the 2010 Equity Incentive Plan. As of September 30, 2015, 213,260 stock options were outstanding, all of which were vested and exercisable (with a weighted average exercise price of $13.25 per share and a weighted average remaining term of 4.6 years), and no unvested shares of restricted stock were outstanding. Given that no shares remain available for grant under the 2010 Equity Incentive Plan, the Company is seeking shareholder approval for the 2016 Equity Incentive Plan.

The following discussion summarizes the material features of the 2016 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2016 Equity Inventive Plan, which is Appendix A to this proxy statement.

General

The Compensation Committee will administer the 2016 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2016 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the purposes of the 2016 Equity Incentive Plan; and interpreting and otherwise construing the 2016 Equity Incentive Plan. The 2016 Equity Incentive Plan also permits the Compensation Committee to delegate its responsibilities and powers to any one or more of its members or other persons, including one or more officers of the Company, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that the delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock trades. Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code (the “Code”) must be granted by the Compensation Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Compensation Committee may grant an award under the 2016 Equity Incentive Plan as an alternative to or replacement of an existing award under any other plan of the Company, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or its subsidiaries, including the plan of any entity acquired by the Company.

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The Company may fund the 2016 Equity Incentive Plan with authorized but unissued shares, shares repurchased in open market transactions or shares held in treasury.

Eligibility

Employees and directors of the Company and its subsidiaries, including the Bank, are eligible to receive awards under the 2016 Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2016 Equity Incentive Plan, which the Compensation Committee will set forth in an award agreement delivered to each participant. The Compensation Committee may grant awards in a combination of incentive and non-qualified stock options or restricted stock, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The term of a stock option may not exceed ten years. The exercise price of a stock option may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the 2016 Equity Incentive Plan means the final sales price of our common stock as reported on the NASDAQ Stock Market on the date in question, or if our common stock was not traded on that date, then on the day before that date or on the next preceding day on which our common stock was traded, and without regard to after-hours trading activity. The Compensation Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashier check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee as set forth in the 2016 Equity Incentive Plan or the award agreement. Before the vesting of the restricted stock award, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award, however, unless otherwise determined by the Compensation Committee, any dividends declared on shares of restricted stock shall be held by the Compensation Committee and distributed only when the underlying shares vest in the participant.

Prohibition on Re-pricing of Stock Options. The 2016 Equity Incentive Plan provides that neither the Compensation Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

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Limitation on Awards Granted Under the 2016 Equity Incentive Plan

Subject to permitted adjustments for certain corporate transactions, the following limit applies to awards under the 2016 Equity Incentive Plan:

•	88,000 shares of common stock are reserved for grant under the 2016 Equity Incentive Plan, of which 66,000 shares are available for the grant of stock options and 22,000 shares are available for the grant of restricted stock; and

•	No more than 16,500 shares of stock subject to stock options may be granted to any employee in any calendar year.

To the extent any shares of stock covered by an award (including restricted stock awards) under the 2016 Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the participant forfeits the award or fails to exercise a stock option during its term, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the plan. To the extent (i) a stock option is exercised using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of the stock options, then, in each case, the number of shares of stock available will be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued upon the exercise.

If a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) occurs, the share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect the event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable. Also, the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments, if appropriate.

Performance Features

General. A federal income tax deduction for the Company is generally unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer and three other most highly compensated officers (other than its chief financial officer) named in the summary compensation table. However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Code) are not counted toward the $1.0 million limit. The 2016 Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Compensation Committee may designate whether any restricted stock awards granted to a participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code.

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Performance Measures. The performance measures the Compensation Committee may use for awards may include one or more of the following: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; core return on equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; growth in assets, loans (including home equity lines of credit), or deposits; loan production volume; non-performing loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; liquidity parameters; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; compliance/audit exam findings; capital ratio; management achievement of strategic plan goals; system knowledge and utilization of core applications; customer service survey; or any combination of the foregoing. The Compensation Committee may base performance measures on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Compensation Committee may adjust performance measures after they have been set, but only to the extent the Compensation Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Code. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Code.

Vesting of Awards

The Compensation Committee may specify vesting requirements on any award. If the vesting of an award under the 2016 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. The Compensation Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards, other than awards subject to performance-based vesting conditions, shall be fully earned and vested immediately. No award that is intended to be performance-based compensation under Code Section 162(m) shall accelerate vesting on retirement or other termination of service (other than due to death or disability).

Change in Control

Unless otherwise stated in an award agreement, upon a change in control (as defined in the plan), all restricted stock awards then held by a participant will become fully vested and all stock options will become fully exercisable.

Forfeiture

The Compensation Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. These events include termination for cause; termination of service; violations of material policies; breach of noncompetition, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the Company’s business or reputation, its affiliates and/or its subsidiaries.

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If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or any similar securities laws shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. In addition, if an accounting restatement occurs, the Compensation Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted under the 2016 Equity Incentive Plan.

Amendment and Termination

The Board may, at any time, amend or terminate the 2016 Equity Incentive Plan or any award granted under the plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the provision of the 2016 Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the plan (other than as provided in the plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the 2016 Equity Incentive Plan at any time, retroactively or otherwise, to ensure the plan complies with current or future law and may unilaterally amend the plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Effective Date and Duration of Plan

The 2016 Equity Incentive Plan will become effective when approved by shareholders at this annual meeting. The 2016 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the plan on or after the 10-year anniversary of the effective date of the plan. At any time, the Board may terminate the plan. However, any termination of the plan will not affect outstanding awards.

Federal Income Tax Considerations

The following information generally summarizes the federal income tax consequences of awards under the 2016 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option does not result in taxable income to the holder of the stock option. The holder of the stock option recognizes ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price paid for those shares. The Company becomes entitled to a corresponding deduction for tax purposes in the same amount and at the same time the individual recognizes the income. Upon exercise of the stock option, the individual holds the shares of stock acquired with a basis equal to the fair market value of the shares at the time of the exercise. Gains or losses realized by the individual upon disposition of the shares results in long-term or short-term capital gains and losses.

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Incentive Stock Options. The grant of an incentive stock option does not result in taxable income to the holder of the stock option. The holder of the stock option will also not recognize taxable income at the time of the exercise of the option, unless the holder exercises the stock option more than three months following the date the individual left employment (one year if the individual becomes disabled). However, the excess of the fair market value of the shares at the time of the exercise over the exercise price becomes an adjustment included in the calculation of the individual’s alternative minimum taxable income for the tax year in which the individual exercised the incentive stock option. For purposes of determining the individual’s alternative minimum tax liability, the basis in the shares acquired on exercise of the stock option equals to the fair market value of the shares at the time of exercise. The basis of the shares for purposes of determining capital gains or losses equals the exercise price paid for the shares. If the individual does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of such shares, the individual will recognize any gain or loss realized upon the disposition of the shares as capital gains or losses. If the individual does not satisfy these holding periods, the individual will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The Company becomes entitled to a corresponding tax deduction at the same time and in the same amount of the individual recognizes the ordinary income. If the amount realized on the disposition exceeds the value of the shares on the date of exercise, the individual will recognize any additional gain as a capital gain.

Restricted Stock. The grant of restricted stock does not result in taxable income to the holder of the restricted stock. Upon the later of the delivery or the vesting of shares subject to a restricted stock award, the individual recognizes ordinary income in an amount equal to the then fair market value of the shares. The Company becomes entitled to a corresponding deduction for tax purposes at the same time and in the same amount of the income recognized by the individual. The individual will hold the shares with a basis equal to the fair market value of the shares at the time of the delivery or vesting of the shares. The individual will recognize capital gains or loss on the later disposition of the shares. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company becomes entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. If a change in control occurs, outstanding unvested awards under the Equity Incentive Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2016 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

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Accounting Treatment

Financial Accounting Standards Board Accounting Codification Standards Topic 718 requires the Company to recognize compensation expense on its income statement over the requisite service period or performance period of an award under the 2016 Equity Incentive Plan based on the grant date fair value of stock options and restricted stock.

Awards to be Granted

At the present time, neither the Board nor the Compensation Committee has made any specific determination regarding the grant or allocation of awards under the 2016 Equity Incentive Plan.

The Board unanimously recommends a vote “FOR” the approval of the 2016 Equity Incentive Plan.

Item 3 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Monroe Shine & Co., Inc. to serve as the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit Committee of the Board may consider other independent registered public accounting firms.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. to serve as the independent registered public accounting firm for the 2016 fiscal year.

Audit Fees. The following table sets forth the fees billed to the Company and the Bank by Monroe Shine & Co., Inc. for the fiscal years ended September 30, 2015 and 2014:

	2015	2014
Audit fees (1)	$104,845	$101,350
Audit-related fees (2)	29,665	19,120
Tax fees (3)	19,280	16,460
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements and for review of interim financial information contained in the quarterly reports on Form 10-Q, and other regulatory reporting. In addition, this category includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters, consents and assistance with review of documents filed with the SEC.
(2)	Includes fees for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, consultations concerning financial accounting and reporting standards, and due diligence and regulatory filings related to mergers or acquisitions. For 2015, includes fees of $7,250 for the audit of the 401(k) Plan and $4,350 for the audit of the ESOP. For 2014, includes fees of $7,000 for the audit of the 401(k) Plan and $4,200 for the audit of the ESOP.
(3)	Includes fees for tax compliance services, including preparation of original and amended federal and state income tax returns, preparation of property tax returns, preparation of Forms 1099, and tax payment and planning advice.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the fiscal year ended September 30, 2015, all audit-related fees, tax fees, and all other fees set forth in the table above were approved by the Audit Committee.

Item 4 – Advisory (Non-Binding) Vote on the Approval of the Compensation of the Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires, among other things, that the Company permit a non-binding advisory vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies through a vote on the following resolution:

“Resolved, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

The Dodd-Frank Act also requires the Company to obtain, at least once every six years, a shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers. At the 2011 annual meeting, the Board recommended and the Company shareholders voted in favor of an annual advisory vote on the compensation of the named executive officers. The next shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers will occur no later than at the Company’s 2017 annual meeting.

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EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for the principal executive officer of First Savings Financial Group or its subsidiaries and the two most highly-compensated executive officers (other than the principal executive officer) of First Savings Financial Group or its subsidiaries whose total compensation for the fiscal year ended September 30, 2015, exceeded $100,000. These individuals are referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation(1)	Total
Larry W. Myers	2015	$241,685	$107,672	$—	$—	$74,024	$423,381
President & Chief Executive Officer	2014	232,146	70,988	—	—	64,745	367,879

John P. Lawson, Jr.	2015	$163,223	$73,645	—	—	$65,345	$302,213
Chief Operating Officer	2014	158,954	49,111	—	—	53,300	261,365

Samuel E. Eckart	2015	$193,023	$87,455	—	—	$69,904	$350,382
Area President	2014	188,754	58,703	—	—	55,682	303,139

(1)	Details of the amounts reported in the “All Other Compensation” column for 2015 are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer:

	Mr. Myers	Mr. Lawson	Mr. Eckart
Employer matching contributions to 401(k) Plan	$13,426	$11,843	$13,213
Fair market value of allocations under the ESOP	43,136	37,905	40,950
Dividends paid on unvested restricted stock awards	1,169	935	234
Economic benefit of employer-paid premiums for split-dollar life insurance agreements and group term life insurance	3,336	3,075	5,027
Director fees	6,000	6,000	6,000

Employment Agreements. Messrs. Myers, Lawson and Eckart (each an “executive” and, collectively, the “executives”) have each entered into employment agreements with the Company and the Bank. The employment agreements have terms of three years and expire on October 7, 2018. The employment agreements provide that the Company and the Bank may extend the term of the employment agreements, following a review of an executive’s performance, for an additional year so that the remaining term of the agreements is again three years. The current base salaries under the employment agreements are $246,300, $165,300 and $195,100 for Messrs. Myers, Lawson and Eckart, respectively. The agreements also provide for participation in employee benefit plans and programs we maintain for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits, as described in the agreements. Following termination of employment, except in connection with a change in control, the executives must adhere to a one-year non-competition covenant and a two-year non-solicitation covenant. We also agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

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Nonqualified Deferred Compensation

Supplemental Executive Retirement Plan. The Bank sponsors a supplemental executive retirement plan which provides restorative payments to participants who are prohibited from receiving the full benefits contemplated under the ESOP due to certain Internal Revenue Code limitations. In addition to providing for benefits lost under the tax-qualified plan as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to the designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. See “—Potential Post-Termination Benefits” for a discussion of the benefits and payments plan participants may receive upon a change in control. Messrs. Myers and Lawson participate in the plan. The Board may also designate other officers as participants in the future.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of September 30, 2015, concerning unexercised options and unvested stock awards for each named executive officer.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Larry W. Myers	27,128	—	$13.25	5/18/2020	—	—

John P. Lawson, Jr.	29,658	—	$13.25	5/18/2020	—	—

Samuel E. Eckart	17,658	—	$13.25	5/18/2020	—	—

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause or Voluntary Termination Without Good Reason. If we terminate the employment of Messrs. Myers, Lawson or Eckart for cause, or if an executive terminates employment without good reason, under the terms of the employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits, subject to the terms of any applicable plan or agreement under which we provide those benefits. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Voluntary Termination With Good Reason and Termination Without Cause. If we terminate an executive for reasons other than cause, or if either executive resigns after the occurrence of specified circumstances that constitute constructive termination (in other words, for “good reason”), the executive will receive his base salary for the remaining unexpired term of the employment agreement, paid in a single lump sum within ten days of his termination. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) his return to employment with the Company, the Bank or another employer; (2) his attainment of age 65; (3) his death; or (4) the end of the remaining term of the employment agreement. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

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Payments Made Upon Disability. Under the employment agreements, during any incapacity leading up to the termination of the executive’s employment due to disability, we will continue to pay the executive’s base salary, benefits (other than bonus) and perquisites until the executive becomes eligible for benefits under our disability plan. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executive in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Death. Under the employment agreements, following an executive’s death, we will pay the executive’s estate the compensation due to the executive through the end of the month in which his death occurs. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executive’s estate in a lump sum as soon as practicable following the executive’s death.

Payments Made Upon a Change in Control. Under the employment agreements, if, in connection with or following a change in control (as described in the agreements), we, or our successor, terminate the executive without cause or if the executive terminates employment voluntarily under specified circumstances that constitute good reason, the executive will receive a lump sum payment equal to three times his average annual taxable compensation for the five taxable years preceding the change in control. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) the date he returns to employment with the Company, the Bank or another employer; (2) his attainment of age 65; (3) his death; or (4) the end of the remaining term of the employment agreement.

Upon a change of control before the complete scheduled repayment of the ESOP loan, the supplemental executive retirement plan provides the executives with a benefit equal to the benefit the individual would have received under the ESOP had he remained employed throughout the term of the ESOP loan less the benefits actually provided under the ESOP. An individual’s benefit under the supplemental executive retirement plan, including previously credited amounts, generally becomes payable upon the participant’s separation from service.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended September 30, 2015.

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Transactions with Related Persons

Loans and Extensions of Credit. The federal securities laws generally prohibit the Company from lending to its executive officers and directors. However, there is a specific exemption from such prohibition for loans made by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. The Bank does not sponsor such a program.

According to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and Company policy, the Board reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by the Bank to its executive officers, employees and directors and related parties was $11.1 million at September 30, 2015. These loans were performing according to their original terms at September 30, 2015. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions. Since October 1, 2015, there have been no transactions and there are no currently proposed transactions in which the Company or the Bank were or are to be a participant and the amount involved exceeds $120,000, and in which any of the Company’s executive officers and directors had or will have a direct or indirect material interest.

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SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than September 14, 2016. If next year’s annual meeting is held on a date that is more than 30 calendar days from February 23, 2017, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 60 days nor more than 90 days before the date of the annual meeting. However, if less than 71 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board and/or individual directors. All communications from shareholders should be addressed to First Savings Financial Group, Inc., 501 East Lewis & Clark Parkway, Clarksville, IN 47129. Communications to the Board should be sent to the attention of John P. Lawson, Jr., Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board should send their communications to the attention of the Chairman of the particular committee, with a copy to Cecile A. Blau, Chairperson of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

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Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by voting via the Internet or by telephone.

By Order of the Board of Directors,

John P. Lawson, Jr.
Corporate Secretary

Clarksville, Indiana

January 11, 2016

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Appendix A

FIRST SAVINGS FINANCIAL GROUP, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term.  The purpose of the First Savings Financial Group, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of First Savings Financial Group, Inc. (the “Company”), and its Subsidiaries, including First Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to the success of the Company and its subsidiaries and to further align the individuals’ interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan is approved by shareholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1 of the Plan.

Section 1.3           Participation.  Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Grants of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1           General.  Any Award may be granted singularly or in combination with another Award or Awards.  Each Award shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.7 of the Plan, an Award may be granted as an alternative to or replacement of an existing Award or any award under another plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted are:

(a)          Stock Options.  A Stock Option means a grant under Section 2.2 of the Plan that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee shall be an ISO, to the extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment so that it shall become a Non-Qualified Option; provided, however, that any modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)          Restricted Stock.  “Restricted Stock” means a grant of shares of Stock under Section 2.3 of the Plan for no consideration or any minimum consideration required by applicable law, either alone or in addition to other Awards, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2           Stock Options.

(a)          Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that: (i) specifies the type and number of Stock Options covered by the Award; (ii) specifies the date of grant of the Stock Option; (iii) specifies the vesting period or conditions to vesting; and (iv) contains any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and, if applicable, any minimum required tax withholding); (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share with cash in lieu of paid by the Company, at its discretion, for the value of any fractional share.

Section 2.3           Restricted Stock.

(a)          Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that: (i) specifies the number of shares of Stock covered by the Restricted Stock Award; (ii) specifies the date of grant of the Restricted Stock Award; (iii) specifies the vesting period; and (iv) contains any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its sole discretion, prescribe. Unless otherwise held in a trust and registered in the name of the trustee, all Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the shares of Stock associated with the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following restrictive legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with First Savings Financial Group, Inc. dated [date], made pursuant to the terms of the First Savings Financial Group, Inc. 2016 Equity Incentive Plan, a copy of which is on file at the executive offices of First Savings Financial Group, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of both the Plan and the Award Agreement, or any other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may, in its sole discretion, issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the shares of Stock evidenced by the Award Agreement. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Restricted Stock. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)          Terms and Conditions.         Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)          Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies its determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock (as provided for in Section 3.4(a) of the Plan), shall be immediately distributed to the Participant. Notwithstanding the foregoing, unless the Committee determines otherwise, no dividends shall be distributed with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. If the distribution of dividends are delayed, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)         Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies its determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Any direction for shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or any other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4           Performance-Based Compensation. Any Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m). At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Awards based on performance that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)          Performance Measures.  Performance measures may be based on any one or more of the following:

(i)          book value or basic earnings per share;

(ii)         basic cash earnings per share;

(iii)        diluted earnings per share;

(iv)        diluted cash earnings per share;

(v)         net income or net income before taxes;

(vi)        cash earnings;

(vii)       net interest income;

(viii)      non-interest income;

(ix)         general and administrative expense to average assets ratio;

(x)          cash general and administrative expense to average assets ratio;

(xi)         efficiency ratio;

(xii)        cash efficiency ratio;

(xiii)       return on average assets;

(xiv)      cash return on average assets;

(xv)       return on average stockholders' equity;

(xvi)      cash return on average stockholders' equity;

(xvii)     return on average tangible stockholders' equity;

(xviii)    cash return on average tangible stockholders' equity;

(xix)       core earnings;

(xx)        operating income;

(xxi)       operating efficiency ratio;

(xxii)      net interest rate margin or net interest rate spread;

(xxiii)     growth in assets, loans, or deposits;

(xxiv)    loan production volume;

(xxv)     non-performing loans;

(xxvi)    cash flow;

(xxvii)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)     any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited consolidated financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, these effects shall be included in any applicable performance measure.

(b)          Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5           Vesting of Awards. (a)      The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or a Change in Control).

(b)          Notwithstanding Section 2.8 and Article 4 of the Plan, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock described in Section 2.3(b) of the Plan shall be fully earned and vested immediately.

Section 2.6           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate the right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4 of the Plan, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8          Effect of Termination of Service on Awards. The Committee shall determine the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award:

(a)          Upon a Participant’s Termination of Service for any reason other than Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one (1) year following Termination of Service due to death or Disability or for the remaining term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, that in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)          Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4 of the Plan.

ARTICLE 3 — Shares Subject to Plan

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 88,000 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 66,000. The maximum number of shares of Stock that may be issued as Restricted Stock is 22,000. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4 of the Plan.

(b)          Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3           Limitations on Grants to Employees.

The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee under the Plan shall be 16,500, all of which may be granted during any calendar year.

Section 3.4           Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants and/or under any Award, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any adjustment to an Award intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of the merger, consolidation or other business reorganization, any Stock Options which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of the merger; provided, however, that the Committee may, at any time prior to the consummation of the merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of the merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in the merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.5 of the Plan (relating to vesting and acceleration) and Section 3.4 of the Plan (relating to the adjustment of shares of Stock), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)          In the event of a Change in Control, all Stock Options then held by the Participant shall become fully vested and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)          In the event of a Change in Control, all Restricted Stock described in Section 2.1(b) of the Plan shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to an Award shall be deemed satisfied as of the date of the Change in Control.

Section 4.2           Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)          Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership. There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition. During any period of two (2) consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of the period; or

(d)          Sale of Assets. The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after the share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. If an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, the Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of the transaction.

ARTICLE 5 — COMMITTEE

Section 5.1           Administration. The Plan shall be administered by the Committee. If the Committee consists of fewer than three (3) Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for the Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award for Awards intended to be “performance-based compensation” for purposes of Code Section 162(m). The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          The Committee shall have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 of the Plan) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of the Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided the extension is consistent with Code Section 162(m).

(b)          The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee shall have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the article of incorporation and bylaws of the Company and applicable corporate law.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any allocation or delegation may be revoked by the Committee at any time.

Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5           Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1 of the Plan, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1           General.  The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2 of the Plan) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued, other than pursuant to Section 3.4 of the Plan, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 of the Plan to any Award without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2           Transferability.  Except as otherwise so provided by the Committee, ISOs are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order; provided, however, that in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs); provided, however, that transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that the Awards vest in the Participant.

Section 7.3           Designation of Beneficiaries.  A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any beneficiary designation (“Beneficiary Designation”). Any Beneficiary Designation shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval nor the receipt of stockholder approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5           Award Agreement.  Each Award shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at the times, in the form, and subject to the restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board of Directors (including a committee of the Board of Directors) who are duly authorized to act for the Board of Directors, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3 of the Plan, or an Employee, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless the loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which the persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Indiana shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of courts for the adjudication and resolution of any disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, and this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Any notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.17         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18         Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) of the Plan, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding requirements.

Section 7.19         Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board of Directors from time to time.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. The document is referred to as an agreement, regardless of whether a Participant’s signature is contained therein.

(d)          “Board of Directors” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in the agreement. In the absence of a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board of Directors, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any the failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)          “Change in Control” has the meaning ascribed to it in Section 4.2 of the Plan.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)          “Committee” means the committee specified in Section 1.2 and acting under Article 5 of the Plan.

(j)          “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in the agreement. In the absence of a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan, or in the absence of a long-term disability plan, in accordance with Code Section 409A. To the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board of Directors who: (a) is not an Employee; (b) is not a former Employee who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner, as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees.

(o)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any rules, regulations and guidance promulgated thereunder from time to time.

(p)          “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(q)          “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)         the final reported sales price on the date in question (or if there is no reported sale on the date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)        if the shares of Stock are not listed or admitted to trading on any exchange, the closing bid quotation with respect to a share of Stock on that date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)       if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on that date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(r)          “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(s)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(t)           “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is designated by the Committee not to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(u)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(v)         “Restricted Stock” has the meaning ascribed to it in Section 2.3 of the Plan.

(w)          “SEC” means the United States Securities and Exchange Commission.

(x)          “Securities Act” means the Securities Act of 1933, as amended, and any rules, regulations and guidance promulgated thereunder from time to time.

(y)          “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or an advisory director.

(z)          “Stock” means the common stock of the Company, $0.01 par value per share.

(aa)         “Stock Option” means an ISO or a Non-Qualified Option granted under the Plan.

(bb)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company, as defined in Code Section 424(f), and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(cc)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for the cessation, subject to the following:

(I)         The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)        The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section (ll), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)       If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)        Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(V)         With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or as an advisory director.

(dd)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Eastern Standard time or Eastern Daylight Savings time, as applicable;

(f)          “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or associated with this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any documents, shall mean the document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

COMMON CLASS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98429-P71316 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR ALL the following director nominees:

Vote on Directors

Nominees:

01) Cecile A. Blau
02) Douglas A. York
03) John P. Lawson, Jr.
04) Frank N. Czeschin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M98430-P71316

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 23, 2016 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the official proxy committee of First Savings Financial Group, Inc. (the "Company"), consisting of Gerald W. Clapp, Jr., John E. Colin and Pamela Bennett-Martin, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on February 23, 2016 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR ALL" of the director nominees and "FOR" each of proposals 2, 3 and 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 16, 2016.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 16, 2016.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 16, 2016.

401(k) PLAN

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98431-P71316

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR ALL the following director nominees:

	For All	Withhold All	For All Except
Vote on Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Cecile A. Blau
02) Douglas A. York
03) John P. Lawson, Jr.
04) Frank N. Czeschin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M98432-P71316

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 23, 2016 2:00 PM

The undersigned hereby directs Pentegra Trust Company ("401(k) Plan Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock credited to the undersigned in the First Savings Bank Employees' Savings & Profit Sharing Plan ("401(k) Plan") which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Shareholders to be held on February 23, 2016 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof.

The 401(k) Plan Trustee will vote as directed if the voting instructions are timely. The 401(k) Plan Trustee will vote all shares of Company common stock held in the 401(k) Plan for which no timely instructions are received as directed by the Company. Voting instructions are considered timely if they are received by February 16, 2016. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 16, 2016.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 16, 2016.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 16, 2016.

ESOP

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98433-P71316

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR ALL the following director nominees:

Vote on Directors

Nominees:

01) Cecile A. Blau
02) Douglas A. York
03) John P. Lawson, Jr.
04) Frank N. Czeschin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M98434-P71316

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 23, 2016 2:00 PM

The undersigned hereby directs First Bankers Trust Services, Inc. (the "ESOP Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock allocated to the undersigned in the First Savings Bank Employee Stock Ownership Plan ("ESOP") which the undersigned is entitled to direct the ESOP Trustee to vote at the Annual Meeting of Shareholders to be held on February 23, 2016 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof.

In accordance with the terms of the ESOP, the ESOP Trustee will vote as directed if the voting instructions are timely. The ESOP Trustee will vote all unallocated shares of Company common stock and shares of Company common stock for which timely instructions were not received in a manner calculated to most accurately reflect the timely instructions the ESOP Trustee received from other participants. Voting instructions will be considered timely if received by February 16, 2016. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank.

Continued and to be signed on reverse side